UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2014

Solera National Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-53181	02-0774841
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

319 S. Sheridan Blvd.
Lakewood, CO 80226
303-209-8600
(Address and telephone number of principal executive offices)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 6, 2014, Solera National Bancorp, Inc. issued a press release announcing its financial results for the three and six months ended June 30, 2014, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release of Solera National Bancorp, Inc. issued August 6, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Solera National Bancorp, Inc.
(Registrant)

Date: August 6, 2014	By:	/s/ Robert J. Fenton
	Name:	Robert J. Fenton
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Solera National Bancorp, Inc. dated August 6, 2014.